Income Taxes	12 Months Ended
May 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10 - INCOME TAXES

For the year ended May 31, 2019 and 2018, the income tax provisions for current taxes were $0.

Deferred income taxes reflect the net tax effects of permanent and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The temporary differences that result in deferred tax assets and liabilities are the results of carry forward tax losses, amortization and impairment expense.

The components of the net deferred tax assets for the year ended May 31, 2019 and 2018 are as follows:

	Year ended May 31, 2019	Year ended May 31, 2018
Net Operating Loss	$364,000	$2,000
Impairment of cost method investment	38,000	-
Gross deferred tax asset	402,000	-
Less: Valuation allowance	(381,000)	(2,000)
Net deferred tax asset	$21,000	$-
Deferred tax liabilities:
Amortization of intangible assets	(21,000)	-
Net deferred assets/liabilities	-	-

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a valuation allowance, in an amount equal to gross deferred tax assets less deferred tax liabilities. For the year ended May 31, 2019, the change in the valuation allowance was $379,000.

The table below summarizes the reconciliation of our income tax provision computed at the federal statutory rate of 21% for the year ended May 31, 2019 and 28% for the year ended May 31, 2018 and the actual tax provisions for the year ended May 31, 2019 and 2018.

	2019	2018

Expected provision (benefit) at statutory rate	(21.0)%	(28.0)%
State taxes, net of federal tax benefit	(4.4)%	(0)%
Change in federal rate	-%	7%
Permanent differences-stock based compensation	15.0	-
Increase in valuation allowance	10.4%	21%
Total provision (benefit) for income taxes	0.0%	0.0%

At May 31, 2019 and May 31, 2018 the Company had Federal net operating loss carry forwards of approximately $1,434,000 and $9,500, respectively. The net operating loss of approximately $1,434,000 can be carried forward indefinitely subject to annual usage limitations. In accordance with Section 382 of the Internal Revenue Code, deductibility of the Company’s NOLs may be subject to an annual limitation in the event of a change in control as defined under the regulations.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into legislation. As part of the legislation, the U.S. corporate income tax rate was reduced to 21%.

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities.